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Summary Prospectus	(Ticker: PREOX)
February 29, 2012 (as supplemented on April 30, 2012)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund online at http://www.perrittmutualfunds.com/download_prospectus.html.  You can also get this information at no cost by calling 1-800-331-8936 or by an email request to info@perrittcap.com. The Fund's Prospectus and Statement of Additional Information, both dated February 29, 2012, (as supplemented on April 30, 2012) are incorporated by reference into this Summary Prospectus.

Investment Objective: The Perritt Ultra MicroCap Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund: The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None
Redemption Fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.41%
Total Annual Fund Operating Expenses	1.66%
(1)
“Other Expenses” includes Acquired Fund Fees and Expenses, which are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds.  The Total Annual Fund Operating Expenses for the Fund in the table above differs from the Ratio of Net Expenses to Average Net Assets in the “Financial Highlights” section of the statutory prospectus because the audited information in the “Financial Highlights” reflects the Fund’s operating expenses and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$169	$523	$902	$1,965

Portfolio Turnover
The Fund pays transaction costs, such as commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 17.9% of the average value of its portfolio.

Principal Investment Strategies:  The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of United States companies with market capitalizations that are below $300 million at the time of initial purchase, which the Fund’s investment adviser refers to as “micro-cap” companies.  The micro-cap companies in which the Fund may invest include “early stage” micro-cap companies, which are companies that are in a relatively early stage of development with market capitalizations that are below $50 million.

Micro-cap companies represent the smallest sector of public companies based on market capitalization.  Normally, the micro-cap companies in which the Fund invests are in their earliest stages of public development and may offer unique products, services or technologies or may serve special or rapidly expanding niches.

The Fund’s investment adviser uses a “bottom-up” approach of fundamental analysis to look for individual companies that the adviser believes offer significant potential for stock price appreciation.  In addition, the adviser seeks to invest in companies with the following attributes:

•	Have a high percentage of their shares owned by company management;
•	Possess relatively low levels of long-term debt;
•	Have a potential for above-average growth in revenues and/or earnings; and
•	Possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values.

At times, the Fund’s portfolio may contain the shares of unseasoned companies, companies that are undergoing corporate restructuring, initial public offerings, and companies believed to possess undervalued assets.

Although the Fund seeks long-term capital appreciation, stocks may be sold in the short-term for several reasons.  These include: (1) a company’s size has expanded beyond the point where it can no longer be considered to be a small capitalization company; (2) a company’s financial condition deteriorates to the point that, in the opinion of the Fund’s investment adviser, the company’s future growth prospects are impaired; (3) a company’s valuation multiples such as price-to-sales ratio, price-to-earnings ratio, or price-to-book value ratio expand to the point that the Fund’s investment adviser believes the company’s stock is significantly overvalued; or (4) when the Fund’s investment adviser believes that another stock has better investment potential.

The Ultra MicroCap Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation.

Principal Risks: There is a risk that you could lose all or a portion of your money on your investment in the Fund.  This risk may increase during times of significant market volatility.  The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals:

•
Common Stocks: Common stocks occupy the most junior position in a company’s capital structure.  Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.  Therefore, the price of common stocks may decline for a number of reasons.  The price declines may be steep, sudden and/or prolonged.

•
Micro-Cap & Small Capitalization Companies:  Micro-cap and small capitalization companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies.  Generally, the share prices of stocks of micro-cap and small capitalization companies are more volatile than those of larger capitalization companies.  Thus, the Fund’s share price may increase and decrease by a greater percentage than the share prices of funds that invest in the stocks of large capitalization companies.  Also, the returns of micro-cap and small capitalization company stocks may vary, sometimes significantly, from the returns of the overall market.  In addition, micro-cap and small capitalization company stocks tend to perform poorly during times of economic stress.  Relative to large capitalization company stocks, the stocks of micro-cap and small capitalization companies are thinly traded, and purchases and sales may result in higher transactions costs.  For these reasons, the Fund is a suitable investment for only that part of an investor’s capital that can be exposed to above-average risk.

•
Early Stage Companies:  Early stage companies are subject to the same risks as micro-cap companies.  In addition, they may not be profitable initially and there is no guarantee that they will become profitable or be able to obtain necessary financing.  They may rely on untested business plans.  Early stage companies may not be successful in developing markets for their products and services.  They may remain an insignificant part of their industry.  They may be illiquid or may not be publicly traded.  Investments in early stage companies tend to be more volatile and somewhat more speculative than investments in more established companies.

•
Market Risk:  The Fund may be exposed to “market risk.”  Market risk is the risk that stocks may decline significantly in price over short or extended periods of time.  Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market.

•	Manager Risk: The Fund may lose money if the Fund’s investment strategy does not achieve the Fund’s objective or the Fund’s investment adviser does not implement the strategy properly.

Performance: The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of the Russell 2000® Index and the Russell Microcap® Index.  Updated performance information is available on the Fund’s website at www.perrittmutualfunds.com or by calling the Fund toll-free at 1-800-332-3133. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Perritt  Ultra MicroCap Fund

Year-by-Year Total Returns as of December 31

During the seven year period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Highest Quarterly Return	Lowest Quarterly Return
35.41% (June 30, 2009)	-37.40% (December 31, 2008)

Average Annual Total Returns For the Periods Ended December 31, 2011
	One Year	5 Years	Since Inception (8/30/2004)
Perritt Ultra MicroCap Fund
Return Before Taxes	-13.42%	-3.49%	3.29%
Return After Taxes on Distributions	-13.42%	-3.99%	2.73%
Return After Taxes on Distributions and Sale of Fund Shares	-8.72%	-3.05%	2.72%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	-4.18%	0.15%	5.67%
Russell Microcap® Index (reflects no deductions for fees, expenses or taxes)	-9.28%	-3.75%	2.47%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the Fund’s other return figures.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Management:

Investment Adviser: Perritt Capital Management, Inc. is the investment adviser (Adviser) for the Fund.

Portfolio Manager: Michael Corbett is responsible for the day-to-day management of the Fund’s portfolio.  Mr. Corbett is President of the Adviser and has served as Portfolio Manager of the Fund since the Fund’s inception in 2004.

Purchase and Sale of Fund Shares: You may purchase or redeem Fund shares on any business day by written request via mail (Perritt Ultra MicroCap Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-800-332-3133, or through a financial intermediary.  You may also purchase or redeem additional Fund shares through the Internet at www.perrittmutualfunds.com.  Transactions will only occur on days the New York Stock Exchange is open.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares.  The following are the minimum investment requirements for investing in the Fund:

Initial Purchase:	$1,000
Additional Purchase:	$ 50
Automatic Investment Plan:	$ 50
Individual Retirement Account:	$ 250
Tax Deferred Retirement Account:	$ 250
Uniform Gift to Minors Act:	$ 250
Dividend Reinvestment:	None

Tax Information: The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.